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Exhibit 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the use in this Amendment No. 2 to Registration Statement No. 333-121463 on Form S-1 of our report relating to the balance sheet of PanAmSat Holding Corporation dated February 7, 2005, appearing in the Prospectus, which is part of this Registration Statement.

/s/  DELOITTE & TOUCHE LLP

Stamford, Connecticut
February 7, 2005

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CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM